UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 17, 2005
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                      Transnational Financial Network, Inc.
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        (Exact name of small business issuer as specified in its charter)



California                          1-14219                   94-2964195
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(State or other jurisdiction        (Commission File        (I.R.S.Employer
of incorporation)                     Number)               Identification No.)

401 Taraval Street, San Francisco, CA                          94116
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(Address of principal executive offices)                       (Zip Code)


(Registrant's telephone number, including area code: (415) 242-7800


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(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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       Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant's Certifying Accountant.

     On April 17, 2006, Transnational Financial Network, Inc. (the "Company") dismissed Burr, Pilger & Mayer, LLP ("BPM") as the Company's independent auditor. Accordingly, the Company simultaneously appointed Bedinger & Company. as its independent auditors. BPM has been asked to submit a letter to the Securities & Exchange Commission to the effect that it agrees with the statements made in this Item 4.01, confirming that BPM had no disagreements with management of the Company related to matters that are material to the Company's 2005 and 2004 financial statements, the last two year's financial statement on which Burr, Pilger & Mayer, LLP opined.

    Management represents as follows:

             (a) BPM's reports contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles for the last two fiscal years or any later interim period through the date hereof.

             (b) The decision to change accountants from BPM to Bedinger & Company has been approved by the Company's Board of Directors.

             (c) During the registrant's two most recent fiscal years and the subsequent interim period through the date hereof, there were no disagreements with BPM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure. The registrant has authorized BPM to respond fully to the inquiries of the successor accountant.

             (d) Other than as set forth in paragraph (e) hereof, BPM expressed no disagreement or difference of opinion regarding any "reportable" event as that term is defined in Item 304(a)(1)(iv) of Regulation S-K, including but not limited to:

                      (i) BPM has not advised the registrant that the internal
                  controls necessary for the registrant to develop reliable financial statements do not exist;

                      (ii) BPM has not advised the registrant that information
                  has come to BPM's attention that has led it to no longer be able to rely on management's representations, or that has made it unwilling to be associated with the financial statements prepared by management;

                      (iii) BPM has not advised the registrant of the need to
                  expand significantly the scope of its audit, or notified the registrant that information has come to BPM's attention that BPM has concluded will or that if further investigated may (A) materially impact the fairness or reliability of either: a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that might preclude it from rendering an unqualified audit report), or (B) cause it to be unwilling to rely on management's representations or be associated with the registrant's financial statements, and due to the BPM's resignation (due to audit scope limitations or otherwise) or dismissal, or for any other reason, BPM did not so expand the scope of its audit or conduct such further investigation;

                      (iv) BPM has not advised the registrant that information
                  has come to BPM's attention that it has concluded materially impacts the fairness or reliability of either (A) a previously issued audit report or the underlying financial statements, or
                  (B) the financial statements issued or to be issued covering the fiscal period(s) subsequent to the date of the most recent financial statements covered by an audit report (including information that, unless resolved to BPM's satisfaction, would prevent it from rendering an unqualified audit report on those financial statements), and due to BPM's replacement, or for any other reason, the issue has not been resolved to BPM's satisfaction prior to its resignation.

             (e) As disclosed in a Form 8-K filing dated February 23, 2006, pursuant to internal management review, the Company's management, audit committee, and BPM concluded that parts of the Company's accounting for the fair value of financial instruments pursuant to SFAS 133 and SAB 105, which we adopted at the end of fiscal year 2004, was incorrect. There were two errors detected. First, there was an error in the underlying worksheets calculating the change in value of the Company's locked pipeline of mortgage loan commitments to borrowers. This error resulted in a reversal of the sign of the change in value the Locked

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         Pipeline. Second, we did not properly account for the derivative value of the Best Efforts loan locks we secure with secondary market investors upon making loan commitments to borrowers.

             These matters affected the Company's Annual Report on Form 10-KSB for the years ended April 30, 2004 and 2005 and the Company's Quarterly Reports on Form 10-QSB for the quarters ended July 31, October 31, 2004 and 2005 and the Company's Quarterly Report on Form 10-QSB for the quarter ended January 31, 2005. These financial statements that are affected by these matters have now been amended and filed.

             (f) The Company has not consulted with Bedinger & Company regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company's financial statements and has not received either written or oral advice that was a factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue or any matter that is discussed herein.

             (g) The registrant has provided BPM with a copy of the disclosures it is making in response to Item 304(a) of Regulation S-K. The registrant has requested that BPM furnish the registrant with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant, a copy of which is provided herewith as Exhibit 16.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf, thereby duly authorized.



    Date: April 18, 2006
                                       Transnational Financial Network, Inc.


                                       /s/ Joseph Kristul
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                                       Joseph Kristul, Chief Executive Officer